Commitments	12 Months Ended
Aug. 31, 2023
Commitments
Commitments

28. Commitments

In addition to the obligations under leases [note 15], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2024	10,943,420

In October 2021, EB Rental Ltd. has entered into lease arrangement for premises, which have not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at August 31, 2023. The lease offers EB Rental Ltd. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at August 31, 2023:

$
2024	67,675
2025	163,774
2026	167,049
2027 and thereafter	446,736